Exhibit 21.1 PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. List of Subsidiaries as of April 1, 2024 Pacific Oak Strategic Opportunity Holdings LLC Pacific Oak SOR Acquisition XXX, LLC Pacific Oak Strategic Opportunity Limited Partnership Pacific Oak SOR Crown Pointe, LLC Pacific Oak SOR (BVI) Holdings, Ltd. Pacific Oak SOR Properties, LLC Pacific Oak SOR Acquisition XXXIII, LLC Pacific Oak SOR II Holdings, LLC Pacific Oak SOR Marquette Plaza, LLC Pacific Oak SOR II, LLC Pacific Oak Strategic Opportunity Holdings II LLC Pacific Oak SOR Park Highlands TRS, LLC Pacific Oak Strategic Opportunity Limited Partnership II Pacific Oak SOR Acquisition XXII, LLC Pacific Oak SOR US Properties II LLC Pacific Oak SOR Park Highlands II JV, LLC Pacific Oak SOR Park Highlands II, LLC Pacific Oak SOR Acquisition VIII, LLC Pacific Oak SOR Acquisition VII, LLC Pacific Oak SOR Richardson Portfolio JV, LLC Pacific Oak SOR Park Highlands JV, LLC Pacific Oak SOR Richardson Holdings, LLC Pacific Oak SOR Park Highlands, LLC Pacific Oak SOR Palisades III, LLC Pacific Oak SOR TRS Services, LLC Pacific Oak SOR Richardson Acquisition I, LLC Pacific Oak SOR Tule Springs Owner TRS, LLC Pacific Oak SOR Palisades I, LLC Pacific Oak SOR Acquisition XXXVI, LLC Pacific Oak SOR Palisades II, LLC Pacific Oak SOR Tule Springs Village 1 Phase 4 Remainder Parcels Owner, LLC Pacific Oak SOR Greenway I, LLC Pacific Oak SOR Acquisition XXXVII, LLC Pacific Oak SOR Greenway III, LLC Pacific Oak SOR Tule Springs Village 2 Parcels Owner, LLC Pacific Oak SOR Acquisition X, LLC Pacific Oak SOR Debt Holdings II LLC Pacific Oak SOR CMBS Owner, LLC Pacific Oak Finance LLC Pacific Oak SOR Equity Holdings X LLC Pacific Oak SOR Acquisition XI, LLC Pacific Oak SOR X Acquisition I, LLC 1180 Raymond Urban Renewal, LLC Pacific Oak SOR Battery Point, LLC Pacific Oak SOR X Acquisition II, LLC Pacific Oak SOR Acquisition XVIII, LLC Pacific Oak SOR Pac Oak Opp Zone Fund I, LLC Pacific Oak SOR Austin Suburban Portfolio, LLC SOR X Acquisition III, LLC SOR Port Holdings, LLC Pacific Oak SOR Acquisition XXV, LLC Pacific Oak Residential Trust, Inc. Pacific Oak SOR 110 William JV, LLC PORT OP GP, LLC Pacific Oak SOR SREF III 110 William, LLC PORT OP LP 110 William Junior Mezz III, LLC BPDM Owner 2020-1 LLC 110 William Mezz III, LLC BPDM Properties 2020-1 LLC 110 William Property Investors III, LLC POTN Owner 2020-1 LLC POTN Properties 2020-1 LLC CA Capital Management Services III, LLC Reven Housing Funding Manager 2, LLC Reven Housing Funding 2, LLC Pacific Oak SOR Acquisition XXVII, LLC Reven Housing Funding Manager, LLC Pacific Oak SOR Richardson Land JV, LLC Reven Housing Funding 1, LLC Pacific Oak SOR Richardson Holdings II, LLC Reven Housing REIT TRS, LLC Pacific Oak SOR Palisades IV, LLC Reven Housing Memphis, LLC Reven Housing Birmingham, LLC Pacific Oak SOR Acquisition XXXIV, LLC BPPO Owner 2020-1 LLC Pacific Oak SOR 8 and 9 Corporate Centre, Inc. BPPO Properties 2020-1 LLC Pacific Oak Residential Trust II, Inc. Pacific Oak SOR Acquisition XXXV, LLC PORT II OP LP Pacific Oak SOR Georgia 400 Center, LLC PORT II Owner 2020-1 LLC PORT II Properties 2020-1 LLC Pacific Oak SOR Acquisition XXIX, LLC Battery Point Trust Inc. Pacific Oak SOR 353 Sacramento Street, LLC Battery Point Residential GP LLC 2 Battery Point Receivables LLC Pacific Oak SOR II Acquisition VIII, LLC Battery Point Residential LP Pacific Oak SOR II Grace Court JV, LLC BPDM Owner 2018-1 LLC Pacific Oak SOR II/Verus Grace Court, LLC BPDM Properties 2018-1 LLC Pacific Oak SOR/VERUS 800 Adams, LLC Battery Point Financial, LLC Pacific Oak/VERUS GC Phoenix, LLC BPDM Owner 2018-2 LLC Pacific Oak/VERUS Armory and Land, LLC BPDM Properties 2018-2 LLC Pacific Oak SOR Non-US Properties II LLC Pacific Oak Battery Point Holdings, LLC Pacific Oak SOR II Debt Holdings II, LLC BPT Holdings, LLC Pacific Oak SOR II Debt Holdings II X, LLC Pacific Oak Residential, Inc. Pacific Oak SOR II Non-US Debt X LLC DayMark Financial Investor Trust Pacific Oak SOR II Investam LLC DayMark Financial Acceptance, LLC Pacific Oak SOR II Investam II LLC Pacific Oak Residential Advisors, LLC DayMark Depositor LLC DMH Realty, LLC DayMark Assurance LLC Pacific Oak SOR II Acquisition I, LLC Pacific Oak SOR II Myrtle Beach JV, LLC Pacific Oak SOR II IC Myrtle Beach Property LLC IC Myrtle Beach Mezz, LLC IC Myrtle Beach LLC Pacific Oak SOR II TRS Holdings, LLC Pacific Oak SOR II Myrtle Beach TRS JV, LLC Pacific Oak SOR II IC Myrtle Beach Operations LLC IC Myrtle Beach Operations Mezz, LLC IC Myrtle Beach Operations LLC Pacific Oak SOR II Q&C TRS JV, LLC Pacific Oak SOR II Q&C Operations JV, LLC Pacific Oak SOR II Q&C Operations, LLC Pacific Oak SOR II Acquisition II, LLC Pacific Oak SOR II Q&C JV, LLC Pacific Oak SOR II Q&C Property JV, LLC Pacific Oak SOR II Q&C Property, LLC Pacific Oak SOR II Acquisition IV, LLC Pacific Oak SOR II Lincoln Court, LLC Pacific Oak SOR II Acquisition V, LLC Pacific Oak SOR II Lofts at NoHo Commons JV, LLC Pacific Oak SOR II Lofts at NoHo Commons, LLC NoHo Commons Pacific Owner LLC Pacific Oak SOR II Acquisition VI, LLC Pacific Oak SOR II 210 West 31st Street JV, LLC Pacific Oak SOR II 210 West 31st Street, LLC 210 West 31st Street Owner, LLC Pacific Oak SOR II Acquisition VII, LLC Pacific Oak SOR II Oakland City Center, LLC